SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  July 13, 2006


                              Diomed Holdings, Inc.


           Delaware                       000-32045               84-140636
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

            1 Dundee Park
              Andover, MA                                           01810
(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (978-475-7771)


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

(b)

      On July 10, 2006, Kevin Stearn resigned from his position as Managing Director of Diomed, Ltd., a wholly-owned subsidiary of the Registrant located in Cambridge, England. Mr. Stearn's resignation is effective September 29, 2006. Diomed, Ltd. performs research and development and manufacturing functions related to the Registrant's business. The U.K. operations will report to James
A. Wylie, Jr., Chief Executive Officer of the Registrant, until such time as Mr. Stearn's replacement is named.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Diomed Holdings, Inc.
                                   (Registrant)


Date: July 13, 2006                By: /s/ James A. Wylie
                                      ------------------------------------------
                                   Name:   James A. Wylie
                                   Title:  President and Chief Executive Officer